3

                          ARTICLES SUPPLEMENTARY TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             MAXIM SERIES FUND, INC.

Maxim Series Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies as follows:


         FIRST:  The charter of the Corporation is hereby amended as follows:

         The Corporation's Board of Directors, pursuant to the authority contained in the Articles of Incorporation authorized the creation of a new class of the Corporation's stock, the name of which is the Maxim S&P 500 Index(R) Portfolio Common Stock, with a par value of Ten Cents ($.10); and

         SECOND: The charter of the Corporation is hereby further amended as follows:

         The Corporation's Board of Directors, pursuant to the authority contained in the Articles of Incorporation, authorized the re-classification of the following shares of previously classified unissued common stock as follows:

-------------------------------------------------------------------- --------------------------------------------------
Previously Classified Stock (and number of shares expressed in Re-Classified
Stock (and number of shares millions) expressed in millions)
-------------------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------
Maxim JPMorgan Growth & Income Portfolio  - 99                       Maxim S&P 500 Index(R)Portfolio - 200
Maxim Value Index Portfolio - 101
-------------------------------------------------------------------- --------------------------------------------------

and

         THIRD: The current authorized shares for the Corporation's Classified Stock immediately after the foregoing creation of new classes of stock and re-classification of previously classified stock, each with a par value of Ten Cents ($.10) shall be as follows:

------------------------------------------------------------- ------------------------------------
                                                              Current Authorized Shares
Portfolio                                                     (expressed in millions)
------------------------------------------------------------- ------------------------------------

Maxim Money Market Portfolio                                  1,100
------------------------------------------------------------- ------------------------------------

Maxim Bond Portfolio                                          120
------------------------------------------------------------- ------------------------------------

Maxim Stock Index Portfolio                                   300
------------------------------------------------------------- ------------------------------------

Maxim U.S. Government Securities Portfolio                    200
------------------------------------------------------------- ------------------------------------

Maxim Bond Index Portfolio                                    200
------------------------------------------------------------- ------------------------------------

Maxim U.S. Government Securities Portfolio                    250
------------------------------------------------------------- ------------------------------------

Maxim Index 600 Portfolio                                     100
------------------------------------------------------------- ------------------------------------

Maxim Templeton International Equity Portfolio                200
------------------------------------------------------------- ------------------------------------

Maxim Ariel MidCap Value Portfolio                            150
------------------------------------------------------------- ------------------------------------

Maxim Value Index Portfolio                                   149
------------------------------------------------------------- ------------------------------------

Maxim Growth Index Portfolio                                  250
------------------------------------------------------------- ------------------------------------

Maxim Ariel Small-Cap Value Portfolio                         300
------------------------------------------------------------- ------------------------------------

Maxim Loomis Sayles Small-Cap Value Portfolio                 200
------------------------------------------------------------- ------------------------------------

Maxim Loomis Sayles Bond Portfolio                            250
------------------------------------------------------------- ------------------------------------

Maxim T. Rowe Price Equity/Income Portfolio                   400
------------------------------------------------------------- ------------------------------------

Maxim INVESCO Small-Cap Growth Portfolio                      200
------------------------------------------------------------- ------------------------------------

Maxim INVESCO ADR Portfolio                                   180
------------------------------------------------------------- ------------------------------------

Maxim JPMorgan Growth & Income Portfolio                      1
------------------------------------------------------------- ------------------------------------

Maxim Short Duration Bond Portfolio                           200
------------------------------------------------------------- ------------------------------------

Maxim INVESCO Balanced Portfolio                              120
------------------------------------------------------------- ------------------------------------

Maxim T. Rowe Price MidCap Growth Portfolio                   230
------------------------------------------------------------- ------------------------------------

Maxim Founders Growth & Income Portfolio                      70
------------------------------------------------------------- ------------------------------------

Maxim Index European Portfolio                                50
------------------------------------------------------------- ------------------------------------

Maxim Index Pacific Portfolio                                 50
------------------------------------------------------------- ------------------------------------

Maxim Global Bond Portfolio                                   100
------------------------------------------------------------- ------------------------------------

Maxim Index 400 Portfolio                                     100
------------------------------------------------------------- ------------------------------------

Maxim Conservative Profile I Portfolio                        150
------------------------------------------------------------- ------------------------------------

Maxim Moderately Conservative Profile I Portfolio             150
------------------------------------------------------------- ------------------------------------

Maxim Moderate Profile I Portfolio                            150
------------------------------------------------------------- ------------------------------------

Maxim Moderately Aggressive Profile I Portfolio               130
------------------------------------------------------------- ------------------------------------

Maxim Aggressive Profile I Portfolio                          150
------------------------------------------------------------- ------------------------------------

Maxim Conservative Profile II Portfolio                       150
------------------------------------------------------------- ------------------------------------

Maxim Moderately Conservative Profile II Portfolio            150
------------------------------------------------------------- ------------------------------------

Maxim Moderate Profile II Portfolio                           200
------------------------------------------------------------- ------------------------------------

Maxim Moderately Aggressive Profile II Portfolio              150
------------------------------------------------------------- ------------------------------------

Maxim Aggressive Profile II Portfolio                         200
------------------------------------------------------------- ------------------------------------

Maxim MFS International Growth Portfolio                      150
------------------------------------------------------------- ------------------------------------

Maxim Federated Bond Portfolio                                150
------------------------------------------------------------- ------------------------------------

Maxim Janus Large Cap Growth Portfolio                        150
------------------------------------------------------------- ------------------------------------

Maxim Janus High Yield Bond Portfolio                         150
------------------------------------------------------------- ------------------------------------

Maxim S&P 500 Index(R)Portfolio                                200
------------------------------------------------------------- ------------------------------------


         FOURTH: Except as set forth in these Articles Supplementary, the description of each class of capital stock of the Corporation, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, was not changed by these amendments and these amendments have otherwise effected no change in the authorized capital of the Corporation.

         FIFTH: These Articles Supplementary shall be effective on 12:01 a.m. June 30, 2003.

         IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this ____ day of _________, 2003, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.


ATTEST:                                              MAXIM SERIES FUND, INC.




Title:  Secretary                                Title:  Chairman and President

                          ARTICLES SUPPLEMENTARY TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             MAXIM SERIES FUND, INC.


WHEREAS, Maxim Series Fund, Inc., a Maryland Corporation, is registered as an open-end investment company under the Investment Company Act of 1940; and

WHEREAS, as an open-end investment company, Maxim Series Fund, Inc., has authorized and classified shares to be offered through different investment portfolios; and

WHEREAS, each different investment portfolio has a different name; and

WHEREAS, on June 12, 2003, the Maxim Series Fund Board of Directors, pursuant to the authority contained in the Articles of Incorporation, approved an amendment to the Articles of Incorporation renaming one of its portfolios effective July 1, 2003.

NOW, THEREFORE, the Maxim Series Fund, Inc., hereby certifies to the State of Maryland Department of Assessments and Taxation that on June 12, 2003, the Maxim Series Fund Board of Directors, pursuant to the authority contained in its Articles of Incorporation approved the amendment to the Articles of Incorporation renaming the Maxim INVESCO Small-Cap Growth Portfolio as Maxim MFS(R) Small-Cap Growth Portfolio effective July 1, 2003.

IN WITNESS WHEREOF, MAXIM SERIES FUND, INC., has caused these presents to be signed in its name and on its behalf by its Chairman and President, and its corporate seal to be hereunto affixed and attested by its Secretary this ____ day of June, 2003, and the undersigned Officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:                                     MAXIM SERIES FUND, INC.



-------------------------                   --------------------------
Title:  Secretary                           Title:  Chairman and President